SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14, 2003


                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-22250                   95-4431352
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant, issued on January 14, 2003, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release dated January 14, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 17, 2003                            3D Systems Corporation


                                               /S/ KEITH KOSCO
                                            -----------------------------------
                                            By:    Keith Kosco
                                            Its:   General Counsel

                                  EXHIBIT INDEX

EXHIBITS

99.1 Press Release dated January 14, 2003, announcing 2002 fourth quarter results.